Summary prospectus

Delaware Tax-Exempt Income Fund

Nasdaq ticker symbols
Class A	FITAX
Institutional Class	FITDX
Class R6	FITEX

July 19, 2019

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated July 19, 2019 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Tax-Exempt Income Fund

The Fund is closed to new purchases.

What is the Fund’s investment objective?

Delaware Tax-Exempt Income Fund seeks a high level of interest income that is exempt from federal income tax.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		Inst.	R6
Management fees	0.50%		0.50%	0.50%
Distribution and service (12b-1) fees	0.25%		none	none
Other expenses	0.14%		0.14%	0.11%
Total annual fund operating expenses	0.89%		0.64%	0.61%
Fee waivers and expense reimbursements	(0.10%)	[1]	none	none
Total annual fund operating expenses after fee waivers and expense reimbursements	0.79%		0.64%	0.61%

[1]

The Fund’s distributor, Delaware Distributors, L.P. (Distributor), has also contracted to limit the Class A shares’ 12b-1 fees to no more than 0.15% of average daily net assets from July 19, 2019 through October 31, 2021. This waiver may be terminated only by agreement of the Distributor and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$353	$65	$62
3 years	$531	$205	$195

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund commenced operations after the date of this Prospectus, there is no portfolio turnover information available.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval (80% policy). However, the Fund typically attempts to invest all of its assets in securities that pay interest that is exempt from federal income tax, but may invest up to 20% of its net assets in securities that pay interest that is subject to the federal alternative minimum tax. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and US territories.

The Fund primarily invests in high quality municipal securities that are rated as, or, if unrated, are determined by the Fund’s investment manager, Delaware Management Company (Manager), to be, investment grade at the time of purchase. The Fund may invest in securities insured against default by independent insurance companies and revenue bonds.

To a lesser extent, the Fund may invest in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include those that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s and unrated bonds that are determined by the Manager to be of equivalent quality. When making investment decisions, the Manager focuses on bonds that it believes can generate attractive and consistent income.

In selecting investments for the Fund, the Manager considers various factors, including: a security’s maturity, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy. The Manager may sell a security for various reasons, including to replace it with a

Summary prospectus
Delaware Tax-Exempt Income Fund

security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash. The Manager generally considers any capital gains or losses that may be incurred upon the sale of an investment. In addition, the Manager considers the duration of the Fund’s portfolio when deciding whether to buy or sell a security.

The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity of between 3 and 10 years.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. The Fund’s principal risks include:

Call risk — When interest rates fall, a callable bond issuer may “call” or repay the security before its stated maturity, and the Fund’s income may decline if it has to reinvest the proceeds at lower interest rates.

Credit risk — An issuer may become unable or unwilling to pay interest or principal when due. The prices of debt securities are affected by the issuer’s credit quality and, for insured securities, the quality of the insurer. A municipal issuer’s ability to pay interest and principal may be adversely affected by factors such as economic, political, regulatory, or legal developments; a credit rating downgrade; or other adverse news. Revenue bonds are subject to the risk that the revenues underpinning the bonds may decline or be insufficient to satisfy the bonds’ obligations.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Interest rate risk — In general, when interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. Securities with longer maturities and durations are generally more sensitive to interest rate changes. The Fund typically purchases securities with longer maturities and durations and, therefore, has a high degree of interest rate risk. If interest rates decline, the Fund’s yield may decline and the rates paid on floating rate and variable rate securities will generally decline.

Liquidity risk — Certain investments, such as municipal securities and derivatives, may be difficult or impossible to sell at a favorable time or price, when, for example, the Fund requires liquidity to make redemptions. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. High yield securities tend to be less liquid.

Market risk — The prices of municipal securities may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments, and interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Municipal securities risk — Investments in municipal securities may be negatively affected by political, legal or judicial developments and by economic conditions that threaten the ability of municipalities to raise taxes or otherwise collect revenue.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Tax risk — The Fund may invest in securities that pay taxable interest and/or pay interest that is subject to the federal alternative minimum tax or effect transactions that produce taxable capital gains. Interest on municipal securities may also become subject to income tax due to an adverse legal change or other events.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Tax-Exempt Income Fund performed?

There is no performance information for the Fund because the Fund had not yet commenced operations as of the date of this Prospectus. Once available, you may obtain the Fund’s most recently available month-end performance by calling 800 423-4026 or by visiting our website at delawarefunds.com/performance.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Senior Vice President, Head of Municipal Bonds, Senior Portfolio Manager	2019
Stephen J. Czepiel	Senior Vice President, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	2019

Summary prospectus
Delaware Tax-Exempt Income Fund

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	2019

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; or by mail (c/o Delaware Funds by Macquarie, Raritan Plaza 1, Edison, NJ 08837-3620).

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund also may make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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